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                                                                   Exhibit 10.32

                         GREAT NORTHERN EQUIPMENT, INC.
                            PATENT SECURITY AGREEMENT
                       (IN FAVOR OF THE COLLATERAL AGENT)


THIS PATENT SECURITY AGREEMENT, dated as of June 17, 2002 (this "PATENT SECURITY AGREEMENT") between GREAT NORTHERN EQUIPMENT, INC., a Montana corporation (the "GRANTOR") and The Bank of New York in its capacity as trustee (in such capacity, the "TRUSTEE") and collateral agent (in such capacity, the "COLLATERAL AGENT") under the Indenture and Security Agreement referred to below.

WHEREAS:

(A) Pursuant to the terms, conditions and provisions of the Indenture dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "INDENTURE") among H&E Equipment Services L.L.C., a Louisiana limited liability company ("H&E LLC"), H&E Finance Corp., a Delaware corporation (together with H&E LLC, each individually an "ISSUER" and collectively the "ISSUERS"), the Grantor, as a guarantor, the other guarantors named therein and the Collateral Agent, the Issuers are issuing, as of the date hereof $200,000,000 of 11?% Senior Secured Notes due 2012, and may, from time to time, issue additional notes in accordance with the provisions of the Indenture (collectively, the "NOTES");

(B) Pursuant to that certain GREAT NORTHERN EQUIPMENT, INC. Patent Security Agreement dated as of the date hereof by the Grantor in favor of General Electric Capital Corporation, as collateral agent for the secured parties therein (the "CREDIT AGREEMENT AGENT"), the Grantor has granted to the Credit Agreement Agent a first-priority lien and security interest in the Patent Collateral (as defined below) pursuant to the Credit Agreement dated as of June 17, 2002 among Grantor, H&E LLC (together with Grantor each individually, a "BORROWER", and collectively, and jointly and severally, the "BORROWERS"), the other Persons named therein as lenders from time to time (the "LENDERS"), the other Persons named therein as credit parties (the "CREDIT PARTIES"), Credit Agreement Agent, as Arranger, Bank of America, N.A., as Syndication Agent and Fleet Capital Corporation, as Documentation Agent, the Lenders have agreed to make available to Borrowers, upon the terms and conditions thereof, certain revolving credit facilities;

(C) In order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, the Grantor, pursuant to the terms of the Indenture and the GREAT NORTHERN EQUIPMENT, INC. Security Agreement (in favor of the Collateral Agent) (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"), dated as of the date hereof, by the Grantor in favor of the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations (as defined below), has agreed to grant the Collateral Agent a continuing Lien on the Patent Collateral and a security interest in the Patent Collateral in accordance with this Patent Security Agreement;

(D) Pursuant to the Security Agreement, the Grantor is required to execute and deliver to the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations this Patent Security Agreement; and

(E)  To the extent and upon the terms set forth in Article 10 of the Indenture,
     (i) the Liens granted by this Patent Security Agreement as security for the Secured Obligations upon any and all of the Patent Collateral are subordinate in ranking to all present and future Priority Liens upon any and all of the Patent Collateral; and (ii) the Note Liens upon any and

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     all Patent Collateral will be of equal ranking with all present and future
     Parity Liens.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, the Grantor hereby agrees with the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations as follows:

1.   DEFINED TERMS

     All capitalized terms used but not otherwise defined herein have the meanings given to them in the Indenture. The following terms shall have (unless otherwise provided elsewhere in this Patent Security Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "HOLDERS OF SECURED OBLIGATIONS" means the Holders of Notes and all other Persons who at any time hold or acquire any interest in, or any right to enforce, any of the Secured Obligations;

     "PATENT COLLATERAL" has the meaning assigned to such term in Section 2 hereof;

     "PATENT LICENSE" means rights under any written agreement now owned or hereafter acquired by any Obligor granting any right with respect to any invention on which a Patent is in existence;

     "PATENTS" means all of the following in which any Obligor now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof;

     "SECURED OBLIGATIONS" means all liability of the Grantor, whenever incurred or arising, under, for or in respect of the Notes, the Subsidiary Guarantees and any and all other present and future Note Obligations.

2.   GRANT OF SECURITY INTEREST IN PATENT COLLATERAL

     To secure the payment of the Secured Obligations, the Grantor hereby grants to the Trustee as the Collateral Agent on behalf of the present and future Holders of Secured Obligations, a continuing security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "PATENT COLLATERAL"):

     (a) all the Grantor's Patents and Patent Licenses to which the Grantor is a party including those referred to on Schedule I hereto;

     (b)  all reissues, continuations or extensions of the foregoing; and

     (c) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

3.   SECURITY AGREEMENT

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     The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent for the benefit of all present and future Holders of Secured Obligations, pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.   COUNTERPARTS

     This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

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IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GREAT NORTHERN EQUIPMENT, INC.,
as the Grantor


By:  /s/ Lindsay C. Jones
     Name: Lindsay C. Jones
     Title: SVP Finance and Secretary


ACCEPTED AND ACKNOWLEDGED BY:

THE BANK OF NEW YORK,
as the Trustee and the Collateral Agent


By:  /s/ M. Ciesmelewski
     Name: M. Ciesmelewski
     Title: Authorized Signatory:

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                            ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )

On this 17th day of June, 2002 before me personally appeared Lindsay C. Jones, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of GREAT NORTHERN EQUIPMENT, INC., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

                                          /s/ Patricia E. Townsend
                                       -----------------------------------------
                                       Notary Public

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